UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

XTI AEROSPACE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8123 InterPort Blvd., Suite C Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 680-7412

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	XTIA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Capital Collation and Distribution Agreement

On June 28, 2024, XTI Aerospace, Inc. (the “Company”) entered into a Capital Collation and Distribution Agreement (the “Distribution Agreement”) with FC Imperial Limited (“FCIL”), which sets forth the terms of a proposed equity investment by FCIL for shares of preferred stock with a minimum value of approximately $12 million (“Minimum Amount”) and up to approximately $55 million (the “Maximum Amount”) at a post-money valuation of $275 million (the “Locked Valuation”), subject to the parties entering into a definitive equity purchase agreement (the “Definitive Purchase Agreement”). The Company intends to use the investment for the development of the Company’s TriFan 600 aircraft.

Under the terms of the Distribution Agreement, upon such date as the Company and FCIL shall mutually agree, the Company is expected to contribute a minimum amount of approximately $6.5 million (the “XTI Initial Contribution Amount”) into a capital pooling account (“CPA”) that will be managed by an independent third party. Within 75 business days of depositing the XTI Initial Contribution Amount into the CPA (the “FCIL Minimum Amount Deadline”), FCIL (or an affiliated entity) is required to deposit no less than the Minimum Amount into the CPA (“FCIL Initial Contribution”). If FCIL does not deposit the Minimum Amount into the CPA on or prior to the FCIL Minimum Amount Deadline, the XTI Cumulative Contribution Amount (as defined below) will be returned to the Company.

The Distribution Agreement provides for the following non-binding anticipated material terms of FCIL’s investment in the Company:

●	for a period of 30 calendar days following the deposit of the XTI Initial Contribution Amount (“XTI Initial Contribution Date”), the Company will have the opportunity to increase its contribution amount up to approximately $25 million (the “XTI Cumulative Contribution Amount”);

●	for a period of 90 business days following the XTI Initial Contribution Date (“Aggregation Period”), FCIL will have the opportunity to increase its contribution amount up to the Maximum Amount, which amount may take into consideration the XTI Cumulative Contribution Amount;

●	within five business days following the completion of the Aggregation Period, the aggregate contribution amounts will be released to the Company, unless otherwise agreed by the parties;

●	until the earlier of the date on which the Company’s market cap exceeds the Locked Valuation or a period of three years following the expiration of the Aggregation Period, if FCIL’s contribution amount is less than the Maximum Amount, it will have the right to invest additional amounts up to the Maximum Amount at the Locked Valuation (each an “Additional FCIL Contribution” and together with the FCIL Initial Contribution, the “FCIL Contributions”);

●	upon the release of FCIL Contributions to the Company (the “Release Amounts”), the Company or its approved subsidiary acceptable to FCIL will issue to FCIL a number of shares of preferred stock determined by dividing the Release Amount by a purchase price of $1,000 per share;

●	FCIL may at it its option elect to convert or exchange the shares of preferred stock into shares of the Company’s common stock at a conversion price that is calculated based on an assumed valuation of $275 million and the assumption that FCIL will retain an equity interest of up to 19.99% of the Company as of each conversion or exchange date, subject to a beneficial ownership limitation to be determined by the parties, which amount shall be proportionally adjusted if the Maximum Amount is not contributed; and

●	FCIL will have the right to nominate two board advisors, one of which will be appointed as a board member upon the fulfillment of applicable regulatory requirements including the Nasdaq Listing Rules, provided that such board advisors or member will not be responsible for day to day operations and will be protected by the Company’s D&O insurance policy at the cost of the Company.

No assurances can be made that the Company and FCIL will successfully negotiate and enter into the Definitive Purchase Agreement on the terms set forth in the Distribution Agreement or otherwise.

In accordance with the terms of the Certificate of Designation of Preferences and Rights of Series 9 Preferred Stock, the Company obtained the written consent from the holders of at least a majority of the outstanding shares of the Company’s Series 9 Preferred Stock prior to entering into the Distribution Agreement.

The foregoing description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Distribution Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On July 1, 2024, the Company issued a press release (the “Press Release”) announcing the entry into the Distribution Agreement. The Press Release is attached to this Current Report as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. With respect to the matters addressed in this Current Report on Form 8-K, those factors include, but are not limited to: whether the Company and FCIL will successfully negotiate and enter into the Definitive Purchase Agreement on the terms set forth in the Distribution Agreement or otherwise and whether the Company and FCIL will make any of the capital contributions contemplated by the Distribution Agreement. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1*	Capital Collation and Distribution Agreement, dated as of dated June 28, 2024, by and among XTI Aerospace, Inc., FC Imperial Limited, PIC IHC LLP and a Global Administrative Service Provider
99.1	Press Release, dated July 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits, schedules and similar attachments have been omitted pursuant to Item 601 of Regulation S-K and the registrant undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTI AEROSPACE, INC.

Date: July 1, 2024	By:	/s/ Scott Pomeroy
	Name:	Scott Pomeroy
	Title:	Chief Executive Officer

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